UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5021

DREYFUS PREMIER SHORT INTERMEDIATE MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	3/31/07

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Important Tax Information
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Short-Intermediate
Municipal Bond Fund

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Short-Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2006, through March 31, 2007.

Recent volatility in U.S. stock and bond markets has suggested to us that investors’ appetite for risk may be waning. Until late February 2007, the appetite for risk was relatively high, even in market sectors where the danger of fundamental deterioration was clear,such as “sub-prime”mort-gages. While overall valuation levels within the broad stock and bond markets seemed appropriate to us, prices of many lower-quality assets did not fully compensate investors for the risks they typically entail.

Heightened volatility sometimes signals a shift in the economy, but we do not believe this currently is the case.We continue to expect a mid-cycle economic slowdown and a monetary policy of “prolonged pause and eventual ease.”Tightness in the labor market should ease, with the unemployment rate driven somewhat higher by housing-related layoffs. While we believe there will be a gradual moderation of both CPI and PCE “core” inflation — a measure of underlying long-term inflation that generally excludes energy and food products — we expect the Federal Reserve Board to remain vigilant against inflation risks as it continues to closely monitor upcoming data. As always, your financial advisor can help you identify the investments that may help you potentially profit from these trends and maintain an asset allocation strategy that’s suited for your needs.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

Monica S. Wieboldt, Senior Portfolio Manager

How did Dreyfus Premier Short-Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended March 31, 2007, the fund produced total returns of 2.39% for Class B shares and 3.37% for Class D shares.1 In comparison, the Lehman Brothers 3-Year Municipal Bond Index (the “Index”), the fund’s benchmark, provided a total return of 3.92% for the reporting period.2 In addition, the average total return for all funds reported in the Lipper Short Intermediate Municipal Debt Funds category was 3.28% .3

Municipal bonds fared relatively well during the reporting period as economic growth moderated, inflationary pressures subsided and short-term interest rates stabilized. The fund’s return lagged that of its benchmark due in part to its relatively short average duration. The fund’s Class D shares outperformed its Lipper category average for the reporting period.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal personal income tax.The fund will invest only in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus,but may continue to hold bonds which are subsequently downgraded to below investment grade.4 The fund invests primarily in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of two to three years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.We focus on

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Investors were concerned early in the reporting period that, despite steady increases in short-term interest rates by the Federal Reserve Board (the “Fed”), soaring energy prices in a growing economy might rekindle inflationary pressures. These fears subsided over the summer of 2006, when weakness in U.S. housing markets dampened U.S. economic growth. Oil and gas prices soon began to retreat from their highs, and the Fed refrained from further rate hikes over the remainder of the reporting period.

Municipal bonds generally rallied as inflation concerns waned.However, most of the market’s strength was concentrated among longer-term bonds, and shorter-term bond prices remained relatively unchanged. This disparity led to narrower yield differences along the market’s maturity range.At times, longer-term yields fell below shorter-term yields, a relatively unusual situation known as an “inverted yield curve.” These developments constrained the relative performance of short- to intermediate-term municipal bonds relative to longer-term bonds.

Municipal bond prices were supported by supply-and-demand factors. Although issuance of new municipal bonds surged toward the end of 2006, the increased supply was readily absorbed by robust investor demand, including non-traditional municipal bond investors such as hedge funds and leveraged institutional trading accounts.

We generally maintained the fund’s average duration in a range that was shorter than industry averages. The front-end of the yield curve (1-5 years) remained relatively flat during this period. The fund received additional incremental yield from high yield issues at the lower end of the investment-grade range. The fund received strong contributions from the housing and health care sectors, as well as bonds backed by the states’ settlement of litigation with U.S. tobacco companies. During the second half of the reporting period it seemed to us that most of the positive credit news—including positive cash balances and reduced debt—was priced into high yield municipal bonds, and we reduced the fund’s exposure to the sector.

What is the fund’s current strategy?

Although recent economic data confirms a slowing of the economy, the Fed remains hawkish on inflation.Therefore it is conceivable that it may leave short-term interest rates unchanged for some time. This could keep the front end of the yield curve relatively flat for the foreseeable future.Accordingly, we intend to continue to look for opportunities to lengthen the fund’s average duration and seek higher current yields.

April 16, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the applicable contingent deferred sales charge imposed on redemptions in the case of
Class B shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 3-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-
exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.
[4]	The fund may continue to own investment grade bonds (at the time of purchase) which are subsequently downgraded to below investment grade.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class B and Class D shares of Dreyfus Premier Short-
Intermediate Municipal Bond Fund on 3/31/97 to a $10,000 investment made in the Lehman Brothers 3-Year
Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class B shares represent the performance of the fund’s Class D shares for periods prior to
March 12, 2003 (the inception date for Class B shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.
The fund invests primarily in short-intermediate term municipal securities and maintains a portfolio with a weighted average maturity ranging between 2 and 3 years.The fund’s performance shown in the line graph takes into account fees and expenses.The Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years, and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/07

	1 Year	5 Years	10 Years

Class B shares
with applicable redemption charge †	(1.61)%	1.18%	3.27%
without redemption	2.39%	1.55%	3.27%
Class D shares	3.37%	2.32%	3.27%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class D shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class D shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Short-Intermediate Municipal Bond Fund from October 1, 2006 to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2007

	Class B	Class D

Expenses paid per $1,000 †	$ 8.62	$ 3.82
Ending value (after expenses)	$1,010.00	$1,014.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2007

	Class B	Class D

Expenses paid per $1,000 †	$ 8.65	$ 3.83
Ending value (after expenses)	$1,016.36	$1,021.14

† Expenses are equal to the fund’s annualized expense ratio of 1.72% for Class B, .76% for Class D; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS March 31, 2007
Long-Term Municipal	Coupon	Maturity	Principal
Investments—89.3%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—2.1%
Choctaw County,
Limited Obligation School
Warrants (Insured; ACA)	3.63	3/1/09	1,125,000	1,113,064
Jefferson County,
Limited Obligation School
Warrants	5.00	1/1/09	2,000,000	2,046,520
Arizona—1.4%
Chandler Industrial Development
Authority, IDR (Intel
Corporation Project)	4.38	12/1/10	2,000,000	2,031,760
California—4.3%
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	3.88	4/1/10	5,000,000	5,007,000
Imperial Redevelopment Agency,
Subordinate Tax Allocation
Revenue (Imperial
Redevelopment Project)	4.50	12/1/11	1,300,000	1,293,175
Colorado—2.6%
Black Hawk,
Device Tax Revenue	5.00	12/1/12	760,000	781,272
Countrydale Metropolitan District
(LOC; Compass Bank)	3.50	12/1/07	3,000,000	2,991,120
Connecticut—.3%
Greenwich Housing Authority,
MFHR (Greenwich Close
Apartments)	6.05	9/1/07	330,000	332,221
Mohegan Tribe of Indians of
Connecticut Gaming Authority,
Priority Distribution Payment
Public Improvement Revenue	5.00	1/1/08	100,000	100,817
Florida—2.0%
Lee County Industrial Development
Authority, Healthcare
Facilities Revenue (Cypress
Cove at Healthpark Florida,
Inc. Project)	4.75	10/1/08	3,000,000	3,002,700

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Georgia—2.5%
Development Authority of the City
of Milledgeville and Baldwin
County, Revenue (Georgia
College and State University
Foundation Property III, LLC
Student Housing System Project)	5.00	9/1/07	640,000	642,758
Development Authority of the City
of Milledgeville and Baldwin
County, Revenue (Georgia
College and State University
Foundation Property III, LLC
Student Housing System Project)	5.00	9/1/08	835,000	846,999
Development Authority of the City
of Milledgeville and Baldwin
County, Revenue (Georgia
College and State University
Foundation Property III, LLC
Student Housing System Project)	5.00	9/1/09	1,045,000	1,069,150
Private Colleges and Universities
Authority, Student Housing
Revenue (Mercer Housing
Corporation Project)	6.00	6/1/11	1,140,000	1,180,128
Hawaii—.3%
Kuakini,
Health System Special Purpose
Revenue	5.00	7/1/07	430,000	430,907
Illinois—.7%
Illinois Housing Development
Authority, Housing Revenue	3.85	7/1/09	1,000,000	998,520
Indiana—1.5%
Indiana Development Finance
Authority, EIR (USX
Corporation Project)	5.25	12/2/11	2,000,000	2,139,860
Iowa—.7%
Coralville,
GO, Annual Appropriation
Corporate Purpose	5.00	6/1/07	1,000,000	1,001,300

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Kansas—2.7%
Burlington,
EIR, Series A (Kansas City
Power and Light Company
Project)	4.75	10/1/07	1,000,000	1,004,230
Burlington,
EIR, Series B (Kansas City
Power and Light Company
Project)	4.75	10/1/07	2,000,000	2,005,600
Burlington,
EIR, Series D (Kansas City
Power and Light Company
Project)	4.75	10/1/07	1,000,000	1,002,800
Louisiana—2.2%
Louisiana Public Facilities
Authority, Revenue (Pennington
Medical Foundation Project)	4.00	7/1/11	1,000,000	1,000,140
Plaquemines Parish Law Enforcement
District, Certificates of
Indebtedness (Insured; FGIC)	4.00	3/1/10	1,095,000	1,101,417
Plaquemines Parish Law Enforcement
District, Certificates of
Indebtedness (Insured; FGIC)	4.50	3/1/11	1,145,000	1,173,694
Maine—1.5%
Maine Educational Loan Marketing
Corporation, Subordinate
Student Loan Revenue	6.50	11/1/09	2,195,000	2,252,421
Massachusetts—3.7%
Massachusetts Industrial Finance
Agency, RRR (Ogden Haverhill
Project)	5.15	12/1/07	1,550,000	1,560,525
Massachusetts Industrial Finance
Agency, RRR (Ogden Haverhill
Project)	5.35	12/1/10	3,800,000	3,954,546
Michigan—1.1%
Michigan Hospital Finance
Authority, HR (Oakwood
Obligated Group)	5.00	11/1/10	1,500,000	1,551,885

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Nebraska—2.1%
University of Nebraska Board of
Regents, Revenue (University
of Nebraska-Lincoln Memorial
Stadium Project)	5.00	11/1/07	3,035,000	3,057,489
New Jersey—4.1%
Bayonne,
BAN	4.75	10/26/07	1,000,000	1,003,240
Bayonne,
BAN	5.00	10/26/07	2,095,960	2,104,763
Bayonne Parking Authority,
Revenue (Parking Project Notes)	4.50	6/15/07	2,000,000	2,001,360
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.25	6/1/11	1,000,000	1,004,690
New Mexico—1.9%
Farmington,
PCR (Southern California
Edison Company Four Corners
Project) (Insured; FGIC)	3.55	4/1/10	2,000,000	1,987,340
Jicarilla Apache Nation,
Revenue	4.00	9/1/08	765,000	767,211
New York—9.8%
New York City Housing Development
Corporation, MFHR	4.25	5/1/10	2,000,000	2,016,920
New York City Housing Development
Corporation, MFHR	3.95	11/1/10	4,500,000	4,500,540
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P.
Project)	5.00	1/1/08	1,000,000	1,008,990
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.00	1/1/10	3,000,000	3,093,090
New York State Housing Finance
Agency, MFHR (Crotona Estates
Apartments)	3.95	8/15/10	1,085,000	1,083,231

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Power Authority,
Revenue	5.00	11/15/09	2,000,000	2,069,700
Suffolk County Industrial
Development Agency, Continuing
Care Retirement Community
Revenue (Jefferson’s Ferry Project)	4.20	11/1/08	845,000	846,707
North Carolina—4.0%
Fayetteville Public Works
Commission, Revenue
(Insured; FSA)	3.55	1/15/08	1,695,000	1,693,068
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (Deerfield Episcopal
Retirement Community)	3.80	11/1/09	500,000	495,010
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (Cypress Glen
Retirement Community)	3.80	10/1/07	3,650,000	3,633,575
Ohio—8.6%
Cuyahoga County,
Housing Revenue (Riverside
Park Homes Project)	3.90	11/1/09	2,300,000	2,296,688
Hamilton County,
Local District Cooling
Facilities Revenue
(Trigen-Cinergy Solutions of
Cincinnati LLC Project)	4.60	6/1/09	2,000,000	1,989,500
Lorain County,
Hospital Facilities Revenue
and Improvement (Catholic
Healthcare Partners)	5.25	10/1/07	3,515,000	3,540,589
Ohio,
Common Schools GO	2.45	9/14/07	2,000,000	1,984,840
Ohio Water Development Authority,
PCR (The Cleveland Electric
Illuminating Company Project)	3.75	10/1/08	3,000,000	2,988,510

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oklahoma—2.7%
Oklahoma Development Finance
Authority, LR (Oklahoma State
System Higher Education)
(Insured; MBIA)	3.00	12/1/08	800,000	789,272
Tulsa County Independent School
District Number 1, Combined
Purpose (Insured; MBIA)	0.00	8/1/07	2,000,000	1,975,280
Tulsa County Independent School
District Number 5, Combined
Purpose	4.00	7/1/08	1,160,000	1,165,371
Pennsylvania—6.6%
Allegheny County Hospital
Development Authority, HR
(Jefferson Regional Medical
Center)	4.00	5/1/07	540,000	539,968
Allegheny County Hospital
Development Authority, HR
(Jefferson Regional Medical
Center)	4.10	5/1/09	525,000	525,451
Allegheny County Hospital
Development Authority, HR
(Jefferson Regional Medical
Center)	4.20	5/1/10	550,000	551,485
Delaware Valley Regional Finance
Authority, Local Government
Revenue (Insured; AMBAC)	0.89	7/1/07	2,000,000 [a]	1,996,660
Philadelphia Hospitals and Higher
Education Facilities
Authority, HR (The Children’s
Hospital of Philadelphia
Project)	4.25	7/1/11	1,000,000	1,018,850
Philadelphia Hospitals and Higher
Education Facilities
Authority, Revenue (Jefferson
Health System)	5.00	5/15/09	1,795,000	1,837,631
Philadelphia Hospitals and Higher
Education Facilities
Authority, Revenue (Jefferson
Health System)	5.00	5/15/09	2,310,000	2,370,730

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pittsburgh Urban Redevelopment
Authority, MFHR (Lou Mason Jr.
Replacement Housing Facility
Project)	5.00	12/1/07	1,000,000	1,000,350
Rhode Island—.7%
Rhode Island Health and
Educational Building
Corporation, Hospital
Financing Revenue (Lifespan
Obligated Group Issue)	5.00	5/15/11	1,000,000	1,038,410
South Carolina—4.5%
Orangeburg Joint Governmental
Action Authority, Capital
Projects Sales and Use Tax
Revenue (Orangeburg County,
South Carolina Project)
(Insured; MBIA)	5.00	4/1/12	2,000,000	2,115,420
South Carolina Jobs—Economic
Development Authority, EDR
(Republic Services, Inc. Project)	3.25	4/1/07	4,000,000	4,000,000
Spartanburg,
Water System Revenue (Insured;
FSA)	4.00	6/1/11	500,000	506,980
Tennessee—3.7%
Johnson City Power Board,
Electric System, RAN	3.50	9/1/10	3,360,000	3,343,133
Memphis-Shelby County Airport
Authority, Special Facilities
Revenue (Federal Express
Corporation)	5.00	9/1/09	2,000,000	2,035,220
Texas—4.8%
Bexar County Health Facilities
Development Corporation,
Revenue (Army Retirement
Residence Foundation Project)	5.00	7/1/11	670,000	691,554
Houston,
Airport System Subordinate
Lien Revenue (Insured; FGIC)	6.00	7/1/11	4,200,000	4,347,042

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Texas Municipal Gas Acquisition
and Supply Corporation I, Gas
Supply Revenue	3.91	12/15/09	2,000,000 [a]	2,002,500
Virginia—3.7%
Hopewell,
Public Improvement	5.00	7/15/09	3,250,000	3,261,635
Peninsula Ports Authority,
Coal Terminal Revenue
(Dominion Terminal Associates
Project—DETC Issue)	3.30	10/1/08	1,135,000	1,122,038
Western Virginia Regional Jail
Authority, Regional Jail
Facility RAN	4.13	12/1/09	1,000,000	1,008,960
Washington—.7%
Washington,
COP (Department of Ecology)
(Insured; AMBAC)	4.50	4/1/08	1,000,000	1,007,950
Wisconsin—1.8%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.50	6/1/10	1,500,000	1,563,315
Wisconsin Health and Educational
Facilities Authority, Revenue
(Froedtert and Community
Health, Inc. Obligated Group)	5.00	4/1/10	1,000,000	1,034,470
Total Long-Term
Municipal Investments
(cost $131,712,721)				131,633,255

Short-Term Municipal	Coupon	Maturity	Principal
Investments—5.3%	Rate (%)	Date	Amount ($)	Value ($)

Arizona—1.4%
The Industrial Development
Authorities of the City of
Tucson and the County of Pima,
Joint SFMR (GIC; Trinity
Funding Corporation and LOC:
FHLMC, FNMA and GNMA)	4.90	8/3/07	2,000,000	2,005,420
South Carolina—2.0%
South Carolina Association of
Governmental Organizations,
COP, TAN	4.25	4/13/07	3,000,000	3,000,570
U.S. Related—1.9%
Government Development Bank of
Puerto Rico, CP	4.10	5/11/07	2,766,000	2,765,585
Total Short-Term
Municipal Investments
(cost $7,771,928)				7,771,575

Total Investments (cost $139,484,649)			94.6%	139,404,830
Cash and Receivables (Net)			5.4%	7,942,515
Net Assets			100.0%	147,347,345

[a] Variable rate security—interest rate subject to periodic change.

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	16.3
AA		Aa		AA	17.7
A		A		A	27.5
BBB		Baa		BBB	21.3
BB		Ba		BB	.1
F1		MIG1/P1		SP1/A1	4.3
Not Rated [b]		Not Rated [b]		Not Rated [b]	12.8
					100.0

†	Based on total investments.
[b]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	139,484,649	139,404,830
Cash		1,064,864
Receivable for investment securities sold		5,176,333
Interest receivable		1,913,356
Receivable for shares of Beneficial Interest subscribed		51,740
Prepaid expenses		26,833
		147,637,956

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		88,821
Payable for shares of Beneficial Interest redeemed		120,583
Accrued expenses		81,207
		290,611

Net Assets ($)		147,347,345

Composition of Net Assets ($):
Paid-in capital		154,383,047
Accumulated net realized gain (loss) on investments		(6,955,883)
Accumulated net unrealized appreciation
(depreciation) on investments		(79,819)

Net Assets ($)		147,347,345

Net Asset Value Per Share
	Class B	Class D

Net Assets ($)	838,773	146,508,572
Shares Outstanding	66,436	11,603,224

Net Asset Value Per Share ($)	12.63	12.63

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended March 31, 2007
Investment Income ($):
Interest Income	6,074,724
Expenses:
Management fee—Note 3(a)	832,235
Distribution fees—Note 3(b)	172,945
Shareholder servicing costs—Note 3(c)	88,500
Professional fees	61,482
Registration fees	51,315
Custodian fees	22,946
Prospectus and shareholders’ reports	19,026
Trustees’ fees and expenses—Note 3(d)	5,114
Loan commitment fees—Note 2	946
Miscellaneous	27,358
Total Expenses	1,281,867
Investment Income—Net	4,792,857

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(813,164)
Net unrealized appreciation (depreciation) on investments	1,480,718
Net Realized and Unrealized Gain (Loss) on Investments	667,554
Net Increase in Net Assets Resulting from Operations	5,460,411

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2007	2006

Operations ($):
Investment income—net	4,792,857	5,277,369
Net realized gain (loss) on investments	(813,164)	(767,545)
Net unrealized appreciation
(depreciation) on investments	1,480,718	(606,931)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,460,411	3,902,893

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	—	(302,414)
Class B shares	(18,804)	(19,036)
Class D shares	(4,680,224)	(4,908,831)
Class P shares	—	(37,680)
Total Dividends	(4,699,028)	(5,267,961)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	—	11,375,494
Class B shares	191,953	194,514
Class D shares	16,542,964	52,130,717
Class P shares	—	673,808
Dividends reinvested:
Class A shares	—	265,501
Class B shares	11,109	14,650
Class D shares	4,098,457	4,179,336
Class P shares	—	20,726
Cost of shares redeemed:
Class A shares	—	(24,838,172)
Class B shares	(390,071)	(975,398)
Class D shares	(67,718,108)	(85,457,803)
Class P shares	—	(3,525,705)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(47,263,696)	(45,942,332)
Total Increase (Decrease) in Net Assets	(46,502,313)	(47,307,400)

Net Assets ($):
Beginning of Period	193,849,658	241,157,058
End of Period	147,347,345	193,849,658

		Year Ended March 31,

	2007	2006 [a]

Capital Share Transactions:
Class A [b]
Shares sold	—	899,259
Shares issued for dividends reinvested	—	21,007
Shares redeemed	—	(1,968,299)
Net Increase (Decrease) in Shares Outstanding	—	(1,048,033)

Class B [b]
Shares sold	15,258	15,432
Shares issued for dividends reinvested	881	1,159
Shares redeemed	(30,976)	(77,122)
Net Increase (Decrease) in Shares Outstanding	(14,837)	(60,531)

Class D [b]
Shares sold	1,312,879	4,132,328
Shares issued for dividends reinvested	325,255	330,674
Shares redeemed	(5,376,668)	(6,762,831)
Net Increase (Decrease) in Shares Outstanding	(3,738,534)	(2,299,829)

Class P
Shares sold	—	53,413
Shares issued for dividends reinvested	—	1,638
Shares redeemed	—	(279,099)
Net Increase (Decrease) in Shares Outstanding	—	(224,048)

[a]	On January 26, 2006, the fund’s Board of Directors approved, effective as of the close of business on March 24,
2006 (the Effective Date) reclassifying all of the fund’s Class A and Class P shares as Class D shares of the fund.
[b]	During the period ended March 31, 2007, 289 Class B shares representing $3,624 were automatically converted to
289 Class D shares and during the period ended March 31, 2006, 12,053 Class B shares representing $152,888 were automaticaly converted to 12,055 class A shares.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,

Class B Shares	2007	2006	2005	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	12.57	12.65	12.93	12.98	13.06
Investment Operations:
Investment income—net [b]	.25	.19	.18	.22	.01
Net realized and unrealized
gain (loss) on investments	.05	(.08)	(.28)	(.05)	(.08)
Total from Investment Operations	.30	.11	(.10)	.17	(.07)
Distributions:
Dividends from investment income—net	(.24)	(.19)	(.18)	(.22)	(.01)
Dividends from net realized
gain on investments	—	—	(.00)[c]	—	—
Total Distributions	(.24)	(.19)	(.18)	(.22)	(.01)
Net asset value, end of period	12.63	12.57	12.65	12.93	12.98

Total Return (%) [d]	2.39	.88	(.74)	1.35	(.50)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.70	1.65	1.69	1.83[f]
Ratio of net investment income
to average net assets	1.94	1.50	1.42	1.67	1.91[f]
Portfolio Turnover Rate	48.86	45.00	33.55	38.06	77.91

Net Assets, end of period ($ x 1,000)	839	1,021	1,795	1,292	106

[a]	From March 12, 2003 (commencement of initial offering) to March 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
[e]	Not annualized.
[f]	Annualized.
See notes to financial statements.

		Year Ended March 31,

Class D Shares	2007	2006[a]	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.57	12.66	12.93	12.98	12.91
Investment Operations:
Investment income—net [b]	.36	.31	.30	.35	.43
Net realized and unrealized
gain (loss) on investments	.06	(.09)	(.27)	(.05)	.08
Total from Investment Operations	.42	.22	.03	.30	.51
Distributions:
Dividends from investment income—net	(.36)	(.31)	(.30)	(.35)	(.44)
Dividends from net realized
gain on investments	—	—	(.00)[c]	—	(.00)[c]
Total Distributions	(.36)	(.31)	(.30)	(.35)	(.44)
Net asset value, end of period	12.63	12.57	12.66	12.93	12.98

Total Return (%)	3.37	1.75	.26	2.31	3.99

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.76	.76	.74	.75	.72
Ratio of net investment income
to average net assets	2.89	2.44	2.34	2.68	3.34
Portfolio Turnover Rate	48.86	45.00	33.55	38.06	77.91

Net Assets, end of period ($ x 1,000)	146,509	192,828	223,267	276,976	321,379

[a]	On January 26, 2006, the fund’s Board of Directors approved, effective as of the close of business on March 24,
2006 (the Effective Date) reclassifying all of the fund’s Class A and Class P shares as Class D shares of the fund.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Short-Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class B and Class D. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class D shares after six years. Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class D shares are sold at net asset value per share directly by Dreyfus and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the portfolio.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statements of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At March 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $89,038, accumulated capital losses $6,680,199 and unrealized depreciation $17,966. In addition, the fund had $337,537 of capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2007. If not applied, $5,399,245 of the carryover expires in fiscal 2011, $44,004 expires in fiscal 2012, $278,375 expires in fiscal 2014 and $958,575 expires in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2007 and March 31, 2006 were as follows: tax exempt income of $4,699,028 and $5,267,961, respectively.

During the period ended March 31, 2007, as a result of permanent book to tax differences primarily due to the tax treatment of amorti-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

zation adjustments, the fund decreased accumulated undistributed investment income-net by $93,829, increased accumulated net realized gain (loss) on investments by $59,930 and increased paid-in capital by $33,899. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed with respect to Class D shares, 1 1 / 2 % of the value of the fund’s average daily net assets, attributable to Class D shares, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended March 31, 2007, there was no expense reimbursement pursuant to the Agreement.

During the period ended March 31, 2007, the Distributor retained $6,584 from CDSC on redemptions on the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class D shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B shares and .10% of the value of the average daily net assets of Class D shares. During the period ended March 31, 2007, Class B and Class D shares were charged $7,498 and $165,447, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class B shares pay the distributor at an annual rate of .25% of the value of the average daily net assets of Class B shares, for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2007, Class B shares was charged $2,499, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2007, the fund was charged $54,129 pursuant to the transfer agency agreement.

During the period ended March 31, 2007, the fund was charged $4,089 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $63,080, Rule 12b-1 distribution plan fees $13,105, shareholder services plan fees $188, chief compliance officer fees $3,067 and transfer agency per account fees $9,380.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2007, amounted to $77,094,690 and $133,750,468, respectively.

At March 31, 2007, the cost of investments for federal income tax purposes was $139,422,796, accordingly, accumulated net unrealized depreciation on investments was $17,966, consisting of $239,703 gross unrealized appreciation and $257,669 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus Premier Short-Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Short-Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Short-Intermediate Municipal Bond Fund at March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 18, 2007

The Fund 33

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2007 as “exempt-interest dividends” (not generally subject to federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2007 calendar year on Form 1099-DIV and their portion of the fund’s exempt interest dividends paid for the 2007 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2008.

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 186

———————
Clifford L. Alexander, Jr. (73)
Board Member (1997)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 65

———————
Lucy Wilson Benson (79)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 35

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (70)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 77
———————
Whitney I. Gerard (72)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 33
———————
George L. Perry (73)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 33
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York
10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 89 investment companies (comprised of 186 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1998.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 40 µyears old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 90 investment companies (comprised of 202 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (90 investment companies, comprised of 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 86 investment companies (comprised of 198 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,881 in 2006 and $30,881 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2006 and $0 in 2007.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,028 in 2006 and $3,261 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $147 in 2006 and $132 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $769,395 in 2006 and $722,002 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The

Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER SHORT INTERMEDIATE MUNICIPAL BOND FUND

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	May 21, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	May 21, 2007

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]